SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON,  D.C . 20549
                        -------------------------


                              FORM  8 - K/A


                       AMENDMENT NO. 1 TO FORM  8 - K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported): December 29, 1999

                         FIRST HEALTH GROUP CORP.
          (Exact name of registrant as specified in its charter)

         Delaware                  000-15846                36-3307583
 (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)

           3200 Highland Avenue, Downers Grove, Illinois 60515
            (Address of principal executive offices / Zip Code)

                              (630) 241-7900
           (Registrant's telephone number, including area code)

                              Not Applicable

                      (Former Name or Former Address, if
                        Changed Since Last Report)

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  Item.  5,  Other Events.

         The registrant has executed a First Amendment to the Rights Agreement between First Health Group Corp., Illinois Stock Transfer Company and LaSalle Bank National Association f/k/a LaSalle National Bank, dated December 29, 1999, a copy of which is attached hereto. The Rights Agreement was previously filed on Form 8- K with the Commission, dated on March 24, 1999.


  Item.  7,    Exhibits.

  4. First Amendment to the Rights Agreement between First Health Group Corp., Illinois Stock Transfer Company and LaSalle Bank National Association f/k/a LaSalle National Bank, dated December 29, 1999.

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                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST HEALTH GROUP CORP.


  Date:  December 29, 1999      By: /s/  Joseph E. Whitters

                                Name:    Joseph E. Whitters
                                Title:   Vice President Finance, Chief
                                         Financial Officer and Treasurer



                                EXHIBIT INDEX

  4. First Amendment to the Rights Agreement between First Health Group Corp., Illinois Stock Transfer Company and LaSalle Bank National Association f/k/a LaSalle National Bank, dated December 29, 1999.